UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025 (August 1, 2025)

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EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On August 1, 2025, EOG Resources, Inc. (“EOG”) completed its previously announced acquisition of Encino Acquisition Partners, LLC, a Delaware limited liability company (the “Company”), pursuant to the terms of an Equity Interest Purchase Agreement (the “Purchase Agreement”), dated as of May 30, 2025, by and among EOG, the Company, CPPIB EAP US Inc., a Delaware corporation (“Blocker Corp”), CPPIB EAP Canada, Inc., a Canadian corporation and the sole stockholder of Blocker Corp (“CPPIB”), Encino Acquisition Management, LP, a Delaware limited partnership (“EAM”), Encino Acquisition Management II, LP, a Delaware limited partnership (together with EAM and CPPIB, the “Entity Sellers”), and the other holders of equity interests in the Company (together with the Entity Sellers, the “Sellers”), and, solely for purposes of certain provisions of the Purchase Agreement, Encino Energy, LLC, a Texas limited liability company.

Pursuant to the Purchase Agreement, EOG acquired all of the outstanding equity interests in the Company from the Sellers, partially through the acquisition of Blocker Corp and partially through the direct purchase of equity interests in the Company, for a purchase price of $5.6 billion in cash, inclusive of repayment of debt and subject to customary working capital and other adjustments.

The description of the Purchase Agreement and the transactions contemplated by the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which will be filed as an exhibit to EOG’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: August 1, 2025	By:	/s/ ANN D. JANSSEN Ann D. Janssen Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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